                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 99.2

SOUTHTRUST CORPORATION
CONSOLIDATED CONDENSED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

                                                                          MAR 31,             Dec 31,            Mar 31,
                                                                           2004                2003               2003
ASSETS
   Cash and due from banks                                               $  1,393,577        $  1,061,502        $  1,128,132
   Short-term investments:
      Federal funds sold                                                      151,567             219,177               1,320
      Interest-bearing deposits in other banks                                  6,158               6,253               7,143
      Trading securities                                                      120,905              67,110              73,780
      Loans held for sale                                                     596,881             532,702             894,018
                                                                         ------------        ------------        ------------
   Total short-term investments                                               875,511             825,242             976,261
   Available-for-sale securities                                           11,169,715          11,425,935          11,343,160
   Held-to-maturity securities                                                222,952             231,731             306,350
   Loans                                                                   36,121,925          35,511,436          34,677,606
   Less:
      Unearned income                                                         229,806             231,243             237,244
      Allowance for loan losses                                               501,215             501,208             499,452
                                                                         ------------        ------------        ------------
   Net loans                                                               35,390,904          34,778,985          33,940,910
   Premises and equipment, net                                                955,027             937,263             916,367
   Goodwill and core deposit intangibles                                      796,305             799,478             794,469
   Bank owned life insurance                                                1,036,085           1,028,501             995,419
   Other assets                                                               832,865             836,251             947,544
                                                                         ------------        ------------        ------------
Total assets                                                             $ 52,672,941        $ 51,924,888        $ 51,348,612
                                                                         ============        ============        ============

LIABILITIES AND STOCKHOLDERS' EQUITY
   Deposits:
      Interest-bearing                                                   $ 29,453,792        $ 29,372,623        $ 27,390,801
      Non-interest-bearing                                                  6,061,147           5,373,974           4,921,963
                                                                         ------------        ------------        ------------
   Total deposits                                                          35,514,939          34,746,597          32,312,764
   Federal funds purchased and securities sold under agreements to          5,013,288           5,777,333           6,446,351
      repurchase
   Other short-term borrowings                                                 61,309              97,538             372,935
   Federal Home Loan Bank advances                                          3,780,785           3,580,817           4,220,914
   Long-term debt                                                           2,856,481           2,506,904           2,329,028
   Other liabilities                                                          948,903             855,861           1,143,554
                                                                         ------------        ------------        ------------
   Total liabilities                                                       48,175,705          47,565,050          46,825,546
   Stockholders' equity:
      Common stock, par value $2.50 a share (1)                               894,939             892,460             891,301
      Capital surplus                                                         631,879             618,954             613,973
      Retained earnings                                                     3,503,571           3,399,872           3,078,313
      Accumulated other comprehensive income                                  195,750             130,030             270,428
      Treasury stock, at cost (2)                                            (728,903)           (681,478)           (330,949)
                                                                         ------------        ------------        ------------
   Total stockholders' equity                                               4,497,236           4,359,838           4,523,066
                                                                         ------------        ------------        ------------
   Total liabilities and stockholders' equity                            $ 52,672,941        $ 51,924,888        $ 51,348,612
                                                                         ============        ============        ============

(1)  Common shares authorized                                           1,000,000,000       1,000,000,000       1,000,000,000
     Common shares issued                                                 357,975,648         356,983,844         356,520,441
(2)  Treasury shares of common stock                                       28,155,096          26,741,266          14,638,054

SOUTHTRUST CORPORATION
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)

                                                                Three Months Ended                                Year Ended
                                         ---------------------------------------------------------------    -----------------------
                                             2004        2003                                                 Dec 31       Dec 31
                                            MAR 31      Dec 31      Sept 30       Jun 30        Mar 31         2003         2002
                                         ----------   ----------   ----------   ----------    ----------    ----------   ----------
Interest income
   Loans, including fees                 $  415,839   $  423,991   $  419,865   $  437,425    $  445,189    $1,726,470   $1,953,431
   Available-for-sale securities            136,949      136,606      131,757      148,502       148,966       565,831      637,338
   Held-to-maturity securities                4,092        4,250        4,545        5,084         5,994        19,873       31,845
   Short-term investments                     8,148        8,370       16,986       15,109        14,446        54,911       42,797
                                         ----------   ----------   ----------   ----------    ----------    ----------   ----------
Total interest income                       565,028      573,217      573,153      606,120       614,595     2,367,085    2,665,411
                                         ----------   ----------   ----------   ----------    ----------    ----------   ----------

Interest expense
   Deposits                                  99,136      101,997      103,413      116,901       121,701       444,012      596,257
   Short-term borrowings                      9,545       10,610       12,926       15,470        16,953        55,959       98,554
   FHLB advances                             31,394       32,157       33,824       40,502        45,301       151,784      202,632
   Long-term debt                            14,995       14,692       15,416       16,491        15,422        62,021       62,884
                                         ----------   ----------   ----------   ----------    ----------    ----------   ----------
Total interest expense                      155,070      159,456      165,579      189,364       199,377       713,776      960,327
                                         ----------   ----------   ----------   ----------    ----------    ----------   ----------
Net interest income                         409,958      413,761      407,574      416,756       415,218     1,653,309    1,705,084
   Provision for loan losses                 27,522       34,850       30,000       30,300        29,400       124,550      126,732
                                         ----------   ----------   ----------   ----------    ----------    ----------   ----------
Net interest income after
   provision for loan losses                382,436      378,911      377,574      386,456       385,818     1,528,759    1,578,352
Non-interest income
   Service charges on deposit accounts       72,404       76,267       76,172       72,096        70,788       295,323      277,711
   Mortgage banking operations                6,649        5,486       19,944       24,329        17,166        66,925       55,178
   Bank card fees                            11,635       12,145       12,230       12,749        10,404        47,528       44,128
   Debit card fees                           10,430        9,608        9,948       11,305        10,463        41,324       38,692
   Trust fees                                 8,210        8,907        8,674        8,630         7,423        33,634       34,179
   Investment fees                           16,112       14,733       17,010       18,878        16,151        66,772       59,464
   Other fees                                11,868       10,405       11,314       10,516        11,324        43,559       41,035
   Securities gains (losses)                  2,933           62        2,436       (1,379)       (1,096)           23        2,601
   Other                                     26,133       24,074       19,379       20,563        20,608        84,624       63,526
                                         ----------   ----------   ----------   ----------    ----------    ----------   ----------
Total non-interest income                   166,374      161,687      177,107      177,687       163,231       679,712      616,514
                                         ----------   ----------   ----------   ----------    ----------    ----------   ----------

Non-interest expense
   Salaries and employee benefits           175,521      165,278      177,037      181,331       180,460       704,106      698,129
   Net occupancy                             27,178       29,208       26,879       26,730        25,986       108,803      110,567
   Equipment                                 14,798       15,587       16,156       16,268        15,935        63,946       68,530
   Intangible amortization                    3,173        3,212        3,254        3,389         3,388        13,243       14,241
   Other                                     64,684       67,276       71,569       78,648        72,258       289,751      340,902
                                         ----------   ----------   ----------   ----------    ----------    ----------   ----------
Total non-interest expense                  285,354      280,561      294,895      306,366       298,027     1,179,849    1,232,369
                                        ----------   ----------   ----------   ----------    ----------    ----------   ----------
Income before income taxes                  263,456      260,037      259,786      257,777       251,022     1,028,622      962,497
Income tax expense                           80,499       79,551       81,211       82,997        79,677       323,436      312,626
                                         ----------   ----------   ----------   ----------    ----------    ----------   ----------
Net income                               $  182,957   $  180,486   $  178,575   $  174,780    $  171,345    $  705,186   $  649,871
                                         ==========   ==========   ==========   ==========    ==========    ==========   ==========

Average shares outstanding -
   basic (in thousands)                     331,027      332,062      336,184      340,220       345,514       338,452      346,731
Average shares outstanding -
   diluted (in thousands)                   335,251      336,229      339,875      343,578       350,494       342,498      350,937
Net income per share - basic             $     0.55   $     0.54   $     0.53   $     0.51    $     0.50    $     2.08   $     1.87
Net income per share - diluted                 0.55         0.54         0.53         0.51          0.49          2.06         1.85
Dividends declared per share                   0.24         0.21         0.21         0.21          0.21          0.84         0.68

SOUTHTRUST CORPORATION
AVERAGE BALANCES, INTEREST INCOME AND EXPENSE AND AVERAGE YIELDS EARNED AND RATES PAID
(Dollars in millions; yields on taxable equivalent basis)

                                                                                     Quarters Ended
                                                -----------------------------------------------------------------------------------
                                                                MARCH 31, 2004                           December 31, 2003
                                                -------------------------------------------  --------------------------------------
                                                                                    (2)                                      (2)
                                                   AVERAGE                         YIELD/       Average                     Yield/
                                                   BALANCE       INTEREST           RATE        Balance       Interest       Rate
                                                ------------   ------------      ----------  ------------   ------------   --------
ASSETS
   Loans, net of unearned income                $   35,553.4   $      416.3            4.71% $   35,090.0   $      424.4       4.80%
   Available-for-sale securities (1):
      Taxable                                       10,840.2          133.0            5.04      10,755.5          132.6       4.95
      Non-taxable                                      352.9            6.1            7.49         357.9            6.2       7.36
   Held-to-maturity securities:
      Taxable                                          204.3            3.7            7.30         214.0            3.9       7.16
      Non-taxable                                       22.6            0.6           10.46          23.0            0.6      10.25
   Short-term investments                              691.5            8.2            4.74         799.7            8.4       4.15
                                                ------------   ------------      ----------  ------------   ------------   --------
   Total interest-earning assets (1)                47,664.9   $      567.9            4.82      47,240.1   $      576.1       4.85
   Allowance for loan losses                          (502.3)                                      (507.6)
   Other assets                                      4,571.5                                      4,683.7
                                                ------------                                 ------------
   Total assets                                 $   51,734.1                                 $   51,416.2
                                                ============                                 ============

LIABILITIES AND STOCKHOLDERS' EQUITY
   Savings deposits                             $    2,386.7   $        3.6            0.60% $    2,374.5   $        3.7       0.62%
   Interest-bearing demand deposits                  4,942.5            7.8            0.64       4,775.8            7.9       0.65
   Time deposits                                    23,482.5           87.8            1.50      23,240.2           90.4       1.54
   Short-term borrowings                             4,237.0            9.5            0.91       4,584.2           10.6       0.92
   Federal Home Loan Bank advances                   3,624.7           31.4            3.48       3,591.1           32.2       3.55
   Long-term debt                                    2,646.2           15.0            2.28       2,521.5           14.7       2.31
                                                ------------   ------------      ----------  ------------   ------------   --------
   Total interest-bearing liabilities               41,319.6          155.1            1.51      41,087.3          159.5       1.54
   Non-interest-bearing demand deposits              5,046.3                                      5,078.7
   Other liabilities                                   929.8                                        933.1
                                                ------------                                 ------------
   Total liabilities                                47,295.7                                     47,099.1
   Stockholders' Equity                              4,438.4                                      4,317.1
                                                ------------                                 ------------
   Total liabilities and stockholders' equity   $   51,734.1                                 $   51,416.2
                                                ============                                 ============

Net interest income                                            $      412.8                                 $      416.6
                                                               ============                                 ============
Net interest margin (1)                                                               3.50%                                    3.51%
                                                                                 ==========                                ========
Net interest spread (1)                                                               3.31%                                    3.31%
                                                                                 ==========                                ========

                                                                                     Quarters Ended
                                                -----------------------------------------------------------------------------------
                                                              September 30, 2003                        June 30, 2003
                                                -------------------------------------------  --------------------------------------
                                                                                     (2)                                      (2)
                                                   Average                          Yield/      Average                      Yield/
                                                   Balance        Interest           Rate       Balance       Interest        Rate
                                                ------------   ------------      ----------  ------------   ------------   --------
ASSETS
   Loans, net of unearned income                $   34,202.8   $      420.3            4.88% $   34,405.1   $      437.8       5.10%
   Available-for-sale securities (1):
      Taxable                                        9,982.6          127.6            5.16      10,771.8          144.8       5.57
      Non-taxable                                      365.0            6.4            7.39         383.4            6.1       6.89
   Held-to-maturity securities:
      Taxable                                          231.7            4.1            7.10         255.6            4.9       7.65
      Non-taxable                                       23.9            0.6           10.15          30.9            0.4       5.55
   Short-term investments                            1,507.7           17.0            4.47       1,269.2           15.1       4.77
                                                ------------   ------------      ----------  ------------   ------------   --------
   Total interest-earning assets (1)                46,313.7   $      576.0            4.95      47,116.0   $      609.1       5.23
   Allowance for loan losses                          (508.0)                                      (502.6)
   Other assets                                      4,673.9                                      4,728.7
                                                ------------                                 ------------
   Total assets                                 $   50,479.6                                 $   51,342.1
                                                ============                                 ============

LIABILITIES AND STOCKHOLDERS' EQUITY
   Savings deposits                             $    2,355.1   $        3.7            0.62%      2,333.9   $        4.1       0.70%
   Interest-bearing demand deposits                  4,488.0            7.3            0.65       4,486.2            8.5       0.76
   Time deposits                                    21,809.1           92.4            1.68      22,299.1          104.3       1.88
   Short-term borrowings                             5,411.8           12.9            0.95       5,212.0           15.5       1.19
   Federal Home Loan Bank advances                   3,644.2           33.8            3.68       4,089.0           40.5       3.97
   Long-term debt                                    2,530.3           15.4            2.42       2,470.6           16.5       2.68
                                                ------------   ------------      ----------  ------------   ------------   --------
   Total interest-bearing liabilities               40,238.5          165.5            1.63      40,890.8          189.4       1.86
   Non-interest-bearing demand deposits              4,825.4                                      4,761.0
   Other liabilities                                 1,057.5                                      1,177.3
                                                ------------                                 ------------
   Total liabilities                                46,121.4                                     46,829.1
   Stockholders' Equity                              4,358.2                                      4,513.0
                                                ------------                                 ------------
   Total liabilities and stockholders' equity       50,479.6                                 $   51,342.1
                                                ============                                 ============
Net interest income                                            $      410.5                                 $      419.7
                                                               ============                                 ============
Net interest margin (1)                                                                3.53%                                   3.60%
                                                                                 ==========                                ========
Net interest spread (1)                                                                3.32%                                   3.37%
                                                                                 ==========                                ========

                                                              Quarters Ended
                                                -----------------------------------------
                                                              March 31, 2003
                                                -----------------------------------------
                                                                                  (2)
                                                   Average                       Yield/
                                                   Balance       Interest         Rate
                                                ------------   ------------      -------
ASSETS
   Loans, net of unearned income                $   34,395.7   $      445.6         5.25%
   Available-for-sale securities (1):
      Taxable                                       10,228.3          144.6         5.96
      Non-taxable                                      376.3            6.6         7.50
   Held-to-maturity securities:
      Taxable                                          299.6            5.3         7.23
      Non-taxable                                       38.7            0.9         9.29
   Short-term investments                            1,018.1           14.5         5.75
                                                ------------   ------------      -------

   Total interest-earning assets (1)                46,356.7   $      617.5         5.45
   Allowance for loan losses                          (501.0)
   Other assets                                      4,638.2
                                                ------------
   Total assets                                 $   50,493.9
                                                ============

LIABILITIES AND STOCKHOLDERS' EQUITY
   Savings deposits                             $    2,300.4   $        4.2         0.74%
   Interest-bearing demand deposits                  4,543.2            9.6         0.86
   Time deposits                                    21,353.8          107.9         2.05
   Short-term borrowings                             5,571.1           17.0         1.23
   Federal Home Loan Bank advances                   4,373.7           45.3         4.20
   Long-term debt                                    2,251.8           15.4         2.78
                                                ------------   ------------      -------

   Total interest-bearing liabilities               40,394.0          199.4         2.00
   Non-interest-bearing demand deposits              4,392.3
   Other liabilities                                 1,120.0
                                                ------------
   Total liabilities                                45,906.3
   Stockholders' Equity                              4,587.6
                                                ------------
   Total liabilities and stockholders' equity   $   50,493.9
                                                ============
Net interest income                                            $      418.1
                                                               ============
Net interest margin (1)                                                             3.69%
                                                                              ==========
Net interest spread (1)                                                             3.45%
                                                                              ==========

(1) Yields were calculated using the average amortized cost of the underlying assets.

(2) All yields and rates are presented on an annualized basis.

SOUTHTRUST CORPORATION
LOAN PORTFOLIO
(Dollars in millions)

                                                                           Quarters Ended
                                              ---------------------------------------------------------------------------
                                                  2004                                   2003
                                              -----------     -----------------------------------------------------------
                                                 MAR 31          Dec 31          Sept 30         Jun 30          Mar 31
                                              -----------     -----------     -----------     -----------     -----------
Commercial, financial and agricultural        $  13,299.9     $  13,080.1     $  12,585.1     $  12,636.8     $  12,664.3
Real estate construction                          5,659.3         5,347.0         5,667.6         5,353.7         5,355.6
Commercial real estate mortgage                   7,114.2         7,326.3         7,425.1         7,253.8         7,345.5
Residential real estate mortgage                  7,017.0         6,681.0         6,336.8         6,178.6         6,160.5
Loans to individuals                              1,190.7         1,313.5         1,359.2         1,414.2         1,470.7
Credit cards and related plans                      324.6           323.5           324.7           310.0           305.1
Lease financing:
   Commercial leases                                722.2           680.5           664.5           654.6           661.9
   Auto leases                                      794.0           759.5           722.0           728.6           714.0
                                              -----------     -----------     -----------     -----------     -----------
                                                 36,121.9        35,511.4        35,085.0        34,530.3        34,677.6
Unearned income                                    (229.8)         (231.2)         (228.3)         (233.2)         (237.2)
                                              -----------     -----------     -----------     -----------     -----------
   Loans, net of unearned income                 35,892.1        35,280.2        34,856.7        34,297.1        34,440.4
Allowance for loan losses                          (501.2)         (501.2)         (501.2)         (501.1)         (499.5)
                                              -----------     -----------     -----------     -----------     -----------
   Net loans                                  $  35,390.9     $  34,779.0     $  34,355.5     $  33,796.0     $  33,940.9
                                              ===========     ===========     ===========     ===========     ===========

PERCENT MIX OF LOANS
   Commercial, financial and agricultural            36.8%           36.9%           35.9%           36.6%           36.5%
   Real estate construction                          15.7            15.1            16.1            15.5            15.4
   Commercial real estate mortgage                   19.7            20.6            21.2            21.0            21.2
   Residential real estate mortgage                  19.4            18.8            18.1            17.9            17.8
   Loans to individuals                               3.3             3.7             3.9             4.1             4.2
   Credit cards and related plans                     0.9             0.9             0.9             0.9             0.9
   Lease financing:
      Commercial leases                               2.0             1.9             1.9             1.9             1.9
      Auto leases                                     2.2             2.1             2.0             2.1             2.1
                                              -----------     -----------     -----------     -----------     -----------
   Total                                            100.0%          100.0%          100.0%          100.0%          100.0%

ALLOWANCE FOR LOAN LOSSES
(Dollars in thousands)

                                                                              Quarters Ended
                                                      ------------------------------------------------------------
                                                        2004                           2003
                                                      --------     -----------------------------------------------
                                                       MAR 31       Dec 31       Sept 30      Jun 30       Mar 31
                                                      --------     --------     --------     --------     --------
Balance beginning of quarter                          $501,208     $501,180     $501,068     $499,452     $498,501
Loans charged-off:
  Commercial, financial and agricultural                12,783       22,164       15,984       16,374       15,351
  Real estate construction                                   4            0           53           22           69
  Commercial real estate mortgage                        3,576        1,536          420        1,305          255
  Residential real estate mortgage                       1,842        1,532        2,915        2,829        3,184
  Loans to individuals                                   6,295        6,065        5,387        6,402        7,451
  Credit cards and related plans                         6,311        6,328        6,509        6,335        6,215
  Lease financing:
       Commercial leases                                    44          133        2,647           33          375
       Auto leases                                         571          631          463          688          762
                                                      --------     --------     --------     --------     --------
                 Total charge-offs                      31,426       38,389       34,378       33,988       33,662
                                                      --------     --------     --------     --------     --------

Recoveries of loans previously charged-off:

  Commercial, financial and agricultural                 1,740        1,332        2,441        1,127        3,060
  Real estate construction                                   1            2            1            1            2
  Commercial real estate mortgage                           53            9           11           27           60
  Residential real estate mortgage                         332          373          255          154          413
  Loans to individuals                                     899        1,069          984        1,668          929
  Credit cards and related plans                           860          715          730          744          681
  Lease financing:
       Commercial leases                                     0           28           44            0            0
       Auto leases                                          26           39           24           43           68
                                                      --------     --------     --------     --------     --------
                 Total recoveries                        3,911        3,567        4,490        3,764        5,213
                                                      --------     --------     --------     --------     --------

   Net loans charged-off                                27,515       34,822       29,888       30,224       28,449
Additions to allowance charged to expense               27,522       34,850       30,000       30,300       29,400
Subsidiaries' allowance at date of purchase                  0            0            0        1,540            0
                                                      --------     --------     --------     --------     --------
Balance at end of quarter                             $501,215     $501,208     $501,180     $501,068     $499,452
                                                      ========     ========     ========     ========     ========

Ratios:
   Allowance to net loans outstanding                   1.40 %       1.42 %       1.44 %       1.46 %       1.45 %
   Net loans charged-off to net average loans             0.31         0.39         0.35         0.35         0.34
   Provision for loan losses to net charge-offs         100.03       100.08       100.37       100.25       103.34
   Provision for loan losses to net average loans         0.31         0.39         0.35         0.35         0.35

SOUTHTRUST CORPORATION
NON-PERFORMING ASSETS
(Dollars in millions)

                                                                      Quarters Ended
                                                  -------------------------------------------------------
                                                    2004                        2003
                                                  -------     -------------------------------------------
                                                   MAR 31      Dec 31     Sept 30      Jun 30     Mar 31
                                                  -------     -------     -------     -------     -------
Non-accrual loans                                 $ 173.7     $ 177.5     $ 189.8     $ 194.2     $ 189.2
Restructured loans                                    0.0         0.0         0.0         0.0         0.0
                                                  -------     -------     -------     -------     -------
   Total non-performing loans                       173.7       177.5       189.8       194.2       189.2
Other real estate owned                              45.5        44.8        42.2        45.6        51.4
Other repossessed assets                              1.9         1.8         1.0         1.4         5.5
                                                  -------     -------     -------     -------     -------
   Total non-performing assets                      221.1       224.1       233.0       241.2       246.1
Accruing loans past due 90 days or more              67.7        62.9        91.1        82.1        84.2
                                                  -------     -------     -------     -------     -------
   Total non-performing assets and accruing
     loans 90 days or more past due               $ 288.8     $ 287.0     $ 324.1     $ 323.3     $ 330.3
                                                  =======     =======     =======     =======     =======

Ratios:
   Non-performing loans to total loans             0.48 %      0.50 %      0.54 %      0.57 %      0.55 %
   Non-performing assets to total loans
      plus other non-performing assets               0.62        0.63        0.67        0.70        0.71
   Non-performing assets and accruing loans
      90 days or more past due to total loans
      plus other non-performing assets               0.80        0.81        0.93        0.94        0.96
   Allowance to non-performing loans               288.61      282.40      264.08      257.98      264.05

STOCKHOLDERS' EQUITY AND REGULATORY CAPITAL
(Dollars in thousands)

                                                                               Quarters Ended
                                                 -------------------------------------------------------------------------------
                                                    2004                                       2003
                                                 -----------      --------------------------------------------------------------
                                                   MAR 31            Dec 31          Sept 30           Jun 30           Mar 31
                                                 -----------      -----------      -----------      -----------      -----------
Beginning stockholders' equity                   $ 4,359,838      $ 4,380,993      $ 4,496,879      $ 4,523,066      $ 4,627,581
   Net income                                        182,957          180,486          178,575          174,780          171,345
   Dividends declared                                (79,258)         (69,974)         (70,812)         (71,495)         (72,854)
   Common stock issued                                15,404            1,996            1,327            2,816           11,790
   Common stock repurchased                          (47,425)         (98,337)        (127,225)        (124,967)        (150,296)
   Other comprehensive income                         65,720          (35,326)         (97,751)          (7,321)         (64,500)
                                                 -----------      -----------      -----------      -----------      -----------
Ending stockholders' equity                      $ 4,497,236      $ 4,359,838      $ 4,380,993      $ 4,496,879      $ 4,523,066
                                                 ===========      ===========      ===========      ===========      ===========

Accumulated other comprehensive income           $   195,750      $   130,030      $   165,356      $   263,107      $   270,428
Book value per share                                   13.64            13.20            13.15            13.32            13.23
Tier 1 Capital ratio *                                7.88 %           7.77 %           7.79 %           7.88 %           8.12 %
Supplemental elements *                                 2.89             2.91             3.02             3.17             3.32
Total risk based capital ratio *                       10.77            10.68            10.81            11.05            11.44
Leverage ratio                                          6.88             6.78             6.87             6.78             6.96
Total equity as a percentage of total assets            8.54             8.40             8.50             8.70             8.81

* Note- Current quarter capital ratios are estimates